                                                                   Exhibit 10.22

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


November 2, 2004

Hiroyuki Mitsudera, Ph.D.
Coordinator
Pharmaceutical Production Division
Takeda Pharmaceutical Company Limited
17-85, Jusohonmachi 2-chome,
Yodogawa-ku, Osaka  532-8686, Japan

Re:   FIRM ORDER FOR [*] KG OF API OF TAK-599

Dear Mr. Mitsudera:

Please consider this letter a binding commitment by Peninsula to place with Takeda a firm order for [*] kg of API to support our Phase 3 clinical programs on the date on which we receive from Takeda the executed First Amendment to the Agreement between the parties as of 30 September, 2003 ("Agreement") in the form attached to this letter.

The estimated price for the [*] kg of API shall be US$[*], and shall be payable in installments in accordance with the following payment schedule:


                           Date                                  Payment Amount
                           ----                                  --------------
Within 30 days after the date of the firm order                    US$200,000

January 1, 2005                                                    US$200,000

July 1, 2005                                                         US$[*]

October 1, 2005                                                      US$[*]

Within 30 days after acceptance of the delivered API, but            US$[*]
in no event sooner than January 1, 2006

Peninsula shall have the ability to cancel the firm order at any time by providing written notice to Takeda. In such event, Peninsula will be responsible for the actual out-of-pocket expenses incurred by Takeda to manufacture the API up through the date of cancellation, plus all non-cancelable expenses incurred by Takeda in connection with the manufacture of the API for Peninsula (collectively, the "Cancellation Expenses"). In no event shall the Cancellation Expenses exceed $[*]. If the total amount of the installment payments made by Peninsula for the API (the "Installment Payments") is less than the amount of the Cancellation Expenses, Peninsula shall pay Takeda the difference between the Installment Payments and the Cancellation Expenses. If the amount of the Installment Payments is greater than the amount of the Cancellation Expenses, Takeda shall pay Peninsula the difference between the Installment Payments and the Cancellation Expenses. Any such payments required to be made shall be made within 30 days after the date of cancellation of the firm order.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Except as expressly set forth in this letter, all other terms set forth in the Agreement between Takeda and Peninsula shall govern the supply by Takeda of the [*] kg of API to Peninsula.

Please have Takeda countersign below indicating its agreement with the above terms. Should you have any questions, please feel free to contact me.

With best regards,



/s/ Debra Odink
-----------------------
Debra Odink
VP, Pharmaceutical Chemistry & Product Development


AGREED:

Takeda Pharmaceutical Company Limited

/s/ H. Mitsudera
-------------------------------
Hiroyuki Mitsudera
Coordinator
Pharmaceutical Production Division

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ATTACHMENT A



ATTACHMENT A IS FILED AS EXHIBIT 10.21 TO THE REGISTRATION STATEMENT ON FORM S-1, AS AMENDED, FILE NO. 333-111193, AS FILED BY PENINSULA PHARMACEUTICALS, INC.














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.